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                                                                   Exhibit 10(o)

                        FIFTH AMENDMENT TO LOAN AGREEMENT

                  THIS FIFTH AMENDMENT TO LOAN AGREEMENT, dated as of August 7, 2001 (this "Amendment"), is among MYERS INDUSTRIES, INC., an Ohio corporation (the "Company"), the foreign subsidiary borrowers party hereto (the "Foreign Subsidiary Borrowers", and together with the Company, the "Borrowers", the lenders party hereto (collectively, the "Lenders") and BANK ONE, MICHIGAN, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

                  A. The Borrowers, the Agent and the Lenders are parties to a Loan Agreement dated as of February 3, 1999, as amended by a First Amendment to Loan Agreement dated August 2, 1999, a Second Amendment to Loan Agreement dated August 17, 2000, a Third Amendment to Loan Agreement dated October 6, 2000 and a Fourth Amendment to Loan Agreement dated December 31, 2000 (as now and hereafter amended, the "Loan Agreement").

                  B. The Borrowers desire to amend the Loan Agreement, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                  ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Loan Agreement shall be amended as follows:


                  1.1 The following new definitions are added to Section 1.1 in appropriate alphabetical order:

         "FIFTH AMENDMENT" means the Fifth Amendment to this Agreement dated as of August 7, 2001.

         "FIFTH AMENDMENT EFFECTIVE DATE" shall mean the date the Fifth Amendment is effective.

         "PERMITTED SECURITIZATION TRANSACTION" means any asset securitization transaction (i) by a Securitization Entity, (ii) which is sale or other transfer of an interest in accounts or notes receivable, and (iii) which is otherwise permitted by the terms of this Agreement and any other agreement binding on the Company or any of its Subsidiaries.

         "SECURITIZATION ENTITY" means a wholly-owned Subsidiary of the Company that engages in no activities other than Permitted Securitization Transactions and any necessary related activities and owns no assets other than as required for Permitted Securitization Transactions and no portion of the Indebtedness (contingent or otherwise) of which is guaranteed by the Company or any Subsidiary of the Company or is recourse to or obligates the Company or any Subsidiary of the Company in any way, other than pursuant to customary representations, warranties, covenants, indemnities, performance guaranties and other obligations entered into in connection with a Permitted Securitization Transaction.



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                  1.2 The definition of Guarantor in Section 1.1 is amended by adding the following to the end thereof: ", provided that Securitization Entities shall not be Guarantors."

                  1.3 The definition of Lien in Section 1.1 is amended by adding the following to the end thereof: ", provided that the filing of financing statements solely with respect to, or other lien or claim solely on, any interest in accounts or notes receivable which are sold or otherwise transferred in a Permitted Securitization Transaction shall not be considered a Lien."

                  1.4 Sections 2.2.1(g), (h) and (i) are restated as follows:

                  (g) In addition to all other payments of the Loans required hereunder, the Borrowers shall prepay the Loans by an amount equal to 50% of all Net Cash Proceeds of any Indebtedness for borrowed money incurred at any time after the Effective Date, other than indebtedness permitted by Section 6.10 (exclusive of clause (v) of Section 6.10). Such mandatory prepayments shall be applied to the Term Loan first, and shall be applied to installments of the Term Loan in the inverse order of maturities until paid in full, and thereafter any such payments shall be applied pro rata to the Revolving Credit Advances and shall reduce all Revolving Credit Commitments pro rata based on the amount of such Net Cash Proceeds remaining after payment in full of the Term Loan.

                  (h) In addition to all other payments of the Loans required hereunder, the Borrowers shall prepay the Loans by an amount equal to 100% of all Net Cash Proceeds of any Indebtedness for asset securitizations or similar obligations, including without limitation in connection with any Permitted Securitization Transaction incurred at any time after the Effective Date. Such mandatory prepayments shall be applied first to the Term Loan, and shall be applied pro rata to all installments of the Term Loan until paid in full, second to the U.S. Revolving Credit Advances until paid in full and shall reduce all U.S. Revolving Credit Commitments based on the amount of such Net Cash Proceeds remaining after payment in full of the Term Loan, and thereafter any such payments shall be applied pro rata to the other Revolving Credit Advances and shall reduce all such other Revolving Credit Commitments pro rata based on the amount of such Net Cash Proceeds remaining after payment in full of the Term Loan and the U.S. Revolving Credit Advances.

                  (i) In addition to all payments of the Loans required hereunder, the Borrowers shall prepay the Loans by an amount equal to 100% of the Net Cash Proceeds in excess of $15,000,000 in aggregate amount after the Effective Date from the issuance or other sale of any Capital Stock of the Company or any of its Subsidiaries. Such mandatory prepayments on the Loans shall be applied to the Term Loan first, and shall be applied to installments of the Term Loan in the inverse order of maturities until paid in full, and thereafter any such payments shall be applied pro rata on the Revolving Credit Advances and shall reduce all Revolving Credit Commitments pro rata based on the amount of such Net Cash Proceeds remaining after payment in full of the Term Loan.

                  (j) The Borrowers shall give the Agent at least three Business Days' irrevocable written notice of each prepayment that the Borrowers expect to make pursuant Sections 2.2.1(g), (h) and (i), in each case specifying the amount of such prepayment and a brief description of the event or events which cause such prepayment to be made.

                  1.5 Section 6.10 is amended by adding the following new clause
(ix) to the end thereof:

                  (ix) Indebtedness pursuant to Permitted Securitization Transactions provided that the aggregate outstanding amount sold or financed under all Permitted Securitization Transactions shall not exceed $50,000,000.

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                  1.6      Section 6.12(iii) is restated as follows:

                  (iii) Any sale or other transfer of an interest in accounts or notes receivable to a Securitization Entity pursuant to a Permitted Securitization Transaction allowed by the terms of this Agreement.

                  (iv) Other leases, sales (including sale leasebacks) or other dispositions of its Property that, together with all other Property of the Company and its Subsidiaries previously leased, sold or disposed of (other than as provided in clauses (i) through (iii) above) as permitted by this Section during the twelve-month period ending with the month prior to the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Company and its Subsidiaries.

                  1.7 Clause (vii) of Section 6.13 is re-designated as clause
(viii), and the following new clause (vii) is inserted immediately prior thereto:

                  (vii) Investments in a Securitization Entity in connection with Permitted Securitization Transactions and in an aggregate outstanding amount acceptable to the Agent and required to consummate the Permitted Securitization Transactions plus accounts or notes receivable permitted to be transferred to a Securitization Entity in connection with Permitted Securitization Transactions.

                  1.8 Section 6.16 is restated as follows:

         6.16 DIVIDENDS. The Company will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions on its Capital Stock (other than dividends payable in its own Capital Stock which is common stock) or redeem, repurchase or otherwise acquire or retire any of its Capital Stock at any time outstanding, except that (a) any Subsidiary may declare and pay dividends or make distributions to the Company or to a Wholly-Owned Subsidiary and (b) provided that no Default or Unmatured Default exists or would be caused thereby, the Company may make such other dividends, redemptions or distributions
(i) for the fiscal year ending December 31, 2000, which, when aggregated with all Investments made in such fiscal year pursuant to Section 6.13(vii), do not exceed in the aggregate an amount equal to 50% of the consolidated net income of the Company and its Subsidiaries for such fiscal year ending December 31, 2000,
(ii) for each of fiscal years ending December 31, 2001 and December 3, 2002, which, when aggregated with all Investments made in such fiscal year pursuant to
Section 6.13(vii), do not exceed in the aggregate an amount equal to 40% of the consolidated net income of the Company and its Subsidiaries for such fiscal year, or (iii) for any other fiscal year, which, when aggregated with all Investments made in such fiscal year pursuant to Section 6.13(vii), do not exceed in the aggregate an amount equal to 25% of the consolidated net income of the Company and its Subsidiaries for such fiscal year. The Company will not issue any Disqualified Stock.

                  1.9 Section 6.19 is restated as follows:

         6.19 LEVERAGE RATIO. The Company shall not permit its Leverage Ratio to exceed (a) 3.25 to 1.0 at any time on or before June 29, 2002, (b) 3.00 to 1.0 at any time from and including June 30, 2002 to and including December 30, 2002, or (c) 2.75 to 1.0 at any time thereafter.

                  1.10 Section 6.21 is restated as follows:

         6.21 INTEREST COVERAGE RATIO. The Company shall not permit its Interest Coverage Ratio to be less than (a) 2.25 to 1.0 as of the last day of any fiscal quarter ending on or before September 30, 2002, or (b) 2.50 to 1.0 as of the last day of any fiscal quarter thereafter.

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                  1.11 The Pricing Schedule attached as Exhibit A to the Credit
Agreement is replaced with the Pricing Schedule attached hereto as Exhibit A.

                  ARTICLE II. REPRESENTATIONS. Each Borrower represents and warrants to the Agent and the Lenders that:

                  2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention of any statute, law or regulation known to it or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

                  2.2 This Amendment is the legal, valid and binding obligation of each Borrower enforceable against each in accordance with the terms hereof.

                  2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.


                  ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

                  3.1 The Borrowers and the Required Lenders shall have signed this Amendment.

                  3.2 The Borrowers and the Guarantors shall have delivered such resolutions, officer's certificates and legal opinions as the Agent may reasonably request.

                  3.3 The Company shall have delivered to the Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Agent.

                  ARTICLE IV.  MISCELLANEOUS.

                  4.1 The Company shall pay to the Agent, for the pro rata benefit of the Lenders signing this Amendment on or before 1:00 p.m., Detroit time, on the date hereof, a non-refundable fee equal to 20 basis points on the aggregate amount of each such Lender's Revolving Credit Commitments and outstanding Term Loan, such fee to be paid on the date hereof.

                  4.2 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

                  4.3 Except as expressly amended hereby, the Borrowers and Guarantors agree that the Loan Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.

                  4.4 Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

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                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                       MYERS INDUSTRIES, INC

                                       By:      /s/ Gregory J. Stodnick
                                            -----------------------------------

                                       Print Name:  Gregory J. Stodnick
                                                    ---------------------------

                                       Title:  Vice President-Finance
                                               --------------------------------


                                       FOREIGN SUBSIDIARY BORROWERS:

                                       MYERS AE, SA

                                       By:      /s/ Jean-Paul Lesage
                                            -----------------------------------

                                       Print Name:  Jean-Paul Lesage
                                                    ---------------------------

                                       Title:  Directeur General
                                               --------------------------------



                                       MYELin International Finance, SA

                                       By:      /s/ Gregory J. Stodnick
                                            -----------------------------------

                                       Print Name:  Gregory J. Stodnick
                                                    ---------------------------

                                       Title:  Director Generale
                                               --------------------------------


                                       LISTO PRODUCTS LIMITED, formerly
                                       known as 18936 YUKON INC.

                                       By:      /s/ Kevin C. O'Neil
                                            -----------------------------------

                                       Print Name:  Kevin C. O'Neil
                                                    ---------------------------

                                       Title:  Secretary
                                               --------------------------------

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                                       BANK ONE, MICHIGAN, as Agent and as a
                                       Lender

                                       By:      /s/ Paul R. DeMelo
                                            -----------------------------------

                                       Print Name:  Paul R. DeMelo
                                                    ---------------------------

                                       Title:  Director
                                               --------------------------------


                                       BANK ONE, CANADA

                                       By:      /s/ Glenn A. Currin
                                            -----------------------------------

                                       Print Name:  Glenn A. Currin
                                                    ---------------------------

                                       Title:  First Vice President
                                               --------------------------------


                                       SOCIETE GENERALE NEW YORK BRANCH

                                       By:      /s/ Nicolas Guerin
                                            -----------------------------------

                                       Print Name:  Nicolas Guerin
                                                    ---------------------------

                                       Title:  Vice President
                                               --------------------------------

                                       KEYBANK NATIONAL ASSOCIATION

                                       By:      /s/ J. T. Taylor
                                            -----------------------------------

                                       Print Name:  J. T. Taylor
                                                    ---------------------------

                                       Title:  Vice President
                                               --------------------------------

                                       THE CHASE MANHATTAN BANK

                                       By:      /s/ Henry W. Centa
                                            -----------------------------------

                                       Print Name:  Henry W. Centa
                                                    ---------------------------

                                       Title:  Vice President
                                               --------------------------------

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                                       MELLON BANK, N.A.

                                       By:      /s/ Debra L. McAllonis
                                            -----------------------------------

                                       Print Name:  Debra L. McAllonis
                                                    ---------------------------

                                       Title:  Vice President
                                               --------------------------------

                                       NATIONAL CITY BANK

                                       By:      /s/ Maurus Kosco
                                            -----------------------------------

                                       Print Name:  Maurus Kosco
                                                    ---------------------------

                                       Title:  Vice President
                                               --------------------------------


                                       FIRSTAR BANK, N.A.
                                       FKA STAR BANK, N.A.

                                       By:      /s/ Philip M. Daetwyler
                                            -----------------------------------

                                       Print Name:  Philip M. Daetwyler
                                                    ---------------------------

                                       Title:  Regional President
                                               --------------------------------

                                       HARRIS TRUST AND SAVINGS BANK

                                       By:      /s/ Michael J. Johnson
                                            -----------------------------------

                                       Print Name:  Michael J. Johnson
                                                    ---------------------------

                                       Title:  Managing Director
                                               --------------------------------

                                       FIRSTMERIT BANK, N.A.

                                       By:      /s/ Stephen F. Mysko
                                            -----------------------------------

                                       Print Name:  Stephen F. Mysko
                                                    ---------------------------

                                       Title:  Vice President
                                               --------------------------------

                                       FIFTH THIRD BANK, NORTHEASTERN OHIO

                                       By:      /s/ David S. Harnett
                                            -----------------------------------

                                       Print Name:  David S. Harnett
                                                    ---------------------------

                                       Title:  Senior Vice President
                                               --------------------------------

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                                       DEN DANSKE BANK

                                       By:      /s/ M. K. Crawford
                                            -----------------------------------

                                       Print Name:  M. K. Crawford
                                                    ---------------------------

                                       Title:  Vice President
                                               --------------------------------


                                       By:      /s/ Bo Andersen
                                            -----------------------------------

                                       Print Name:  Bo Andersen
                                                    ---------------------------

                                       Title:  Vice President
                                               --------------------------------

                                       COMERICA BANK

                                       By:      /s/ Jeffrey J. Judge
                                            -----------------------------------

                                       Print Name:  Jeffrey J. Judge
                                                    ---------------------------

                                       Title:  Vice President
                                               --------------------------------

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                              CONSENT AND AGREEMENT

                  As of the date and year first above written, each of the undersigned hereby:

                  (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and agrees to all terms and provisions of the above Amendment applicable to it;

                  (b) agrees that each Guaranty and all other agreements executed by any of the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent or the Banks (collectively, the "Security Documents") are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Security Document; and

                  (c) acknowledges that its consent and agreement hereto is a condition to the Banks' obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

                                     BUCKHORN, INC.

                                     By:      /s/ Gregory J. Stodnick
                                          -------------------------------------

                                     Print Name:  Gregory J. Stodnick
                                                  -----------------------------

                                     Title:  Vice President-Treasurer
                                             ----------------------------------

                                     AMERI-KART CORP.

                                     By:      /s/ Mark A. Watkins
                                          -------------------------------------

                                     Print Name:  Mark A. Watkins
                                                  -----------------------------

                                     Title:  Secretary
                                             ----------------------------------

                                     BUCKHORN RUBBER PRODUCTS, INC.

                                     By:      /s/ Gregory J. Stodnick
                                          -------------------------------------

                                     Print Name:  Gregory J. Stodnick
                                                  -----------------------------

                                     Title:  Vice President-Treasurer
                                             ----------------------------------

                                     PATCH RUBBER COMPANY

                                     By:      /s/ Gregory J. Stodnick
                                          -------------------------------------

                                     Print Name:  Gregory J. Stodnick
                                                  -----------------------------

                                     Title:  Secretary
                                             ----------------------------------



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